[LOGO] FORD MOTOR COMPANY

                        AUTOMOTIVE WHOLESALE INSTALLMENT
                           SALE AND SECURITY AGREEMENT

To: Ford Motor Company (hereinafter called "Ford")          Date: 11/28/90

The undersigned             Shakers, Inc.                    (hereafter
                ---------------------------------------------
                     (DEALER'S EXACT BUSINESS NAME)

called "Dealer") of  1355 SOUTH MAIN STREET  WATERBURY   CT      06706
                   ------------------------------------------------------
                      (STREET AND NUMBER)     (CITY)   (STATE) (ZIP CODE)

proposes to buy certain merchandise (hereinafter called "Merchandise" from Ford on an installment basis subject to the following provisions of this Agreement:

1. Installment Sales

Sales shall be made pursuant to the terms of an Installment Sale Contract (hereinafter called the "Contract"), a copy of which is attached hereto. Subject to the provisions of the Sales and Services Agreement (hereinafter called the Sales Agreement) between Dealer and Ford, Ford may change the terms of the Contract by giving reasonable notice to Dealer of the change and stating an effective date for the implementation of the new contract. Notwithstanding the provisions of the Sales Agreement, any sale of Merchandise made by Ford to Dealer pursuant to this Agreement will be on an installment basis rather than for cash. The invoice covering any item of Merchandise sold by Ford to Dealer on an installment basis shall be subject to the provisions of this Agreement and the provisions of the Contract furnished to Dealer covering such item of Merchandise.

Ford at all times shall have the right in its sole discretion to determine the extent to which it will sell Merchandise to Dealer under Contracts. Ford shall provide notice to Dealer of the effective date on and after which the sale of Merchandise to Dealer will be made on an installment basis pursuant to the provisions of this Agreement. Ford may terminate the sale of Merchandise to Dealer on an installment basis by giving notice to Dealer stating an effective date for such termination.

The Purchase Date set forth in the Contract with respect to each item of Merchandise sold on an installment basis to the Dealer shall be as of the delivery date of the Merchandise to the carrier or to the Dealer, whichever occurs first.

2. Installment Sale Contracts

Ford shall furnish copies of Contracts to Dealer. Dealer shall review the same promptly upon receipt and advise Ford in writing of any discrepancy therein. If Dealer shall fail to advise Ford of any discrepancy in any such Contract within ten calendar days following the receipt thereof by Dealer, such Contract shall be deemed to be conclusive evidence of sale made on the Purchase Date by Ford pursuant hereto unless Dealer or Ford establishes by a preponderance of evidence that such installment sale was not made or was made in different amounts than as set forth in such Contract.

3. Interest and Service and Insurance Flat Charges

All Contracts shall bear interest from the delivery date of the Merchandise to the carrier or to the Dealer, whichever occurs first, to the date of repayment in good funds by Dealer at the rates established by Ford or its assignee from time to time for Dealer, except that any amount not paid when due hereunder shall bear interest at a rate that is four percentage points higher than the current pre-default rate up to the maximum contract rate permitted by law of the state where the Dealer maintains his business as set out above. In addition to interest, the installment sale of Merchandise pursuant hereto shall be subject to service and insurance flat charges established by Ford or its assignee from time to time for Dealer.

Dealer shall be advised in writing from time to time of any change in the interest rate and service and insurance flat charges applicable to Dealer and the effective date of such change. Such change shall not become effective, however, if Dealer elects to terminate this Agreement and pay the full unpaid balance outstanding under Contracts and all other amounts due or to become due hereunder in good funds within ten calendar days after the receipt of such notice by Dealer.

4. Payments by Dealer

The aggregate amount outstanding from time to time of all Contracts and all other amounts outstanding to Ford and its assignee with respect to wholesale financing of merchandise shall constitute a single obligation of Dealer, notwithstanding that installment sales or advances are made from time to time.

5. Ford's Security Interest

As security for all Contracts or other advances now or hereafter made by Ford and its assignee, and for the observance and performance of all other obligations of Dealer to Ford or its assignee in connection with the wholesale financing of merchandise for Dealer, Dealer hereby grants to Ford and its assignee a security interest in the Merchandise now owned or hereafter acquired by Dealer and in the proceeds, in whatever form, of any sale or other disposition thereof; and Dealer hereby assigns to Ford and grants to Ford a security interest in, all amounts that may now or hereafter be payable to Dealer by the manufacturer, distributor or seller of any of the Merchandise by way of rebate or refund of all or any portion of the purchase price thereof.

6. Dealer's Possession and Sale of Merchandise

Dealer's possession of the Merchandise shall be for the sole purpose of storing and exhibiting the same for sale or lease in the ordinary course of Dealer's business. Dealer shall keep the Merchandise brand new and subject to inspection by Ford and free from all taxes, liens and encumbrances, and any sum of money that may be paid by Ford in release or discharge of any taxes, liens or encumbrances on the Merchandise or on any documents executed in connection therewith shall be paid by Dealer to Ford upon demand. Except as may be necessary to remove or transport the same from a freight depot to Dealer's place of business, Dealer shall not use or operate, or permit the use or operation of, the Merchandise for demonstration, hire or otherwise without the express prior written consent of Ford in each case, and shall not in any event use the merchandise illegally or improperly. Dealer shall not mortgage, pledge or loan any of the Merchandise, and shall not transfer or otherwise dispose of the same except by sale or lease in the ordinary course of Dealer's business. Any and all proceeds of any sale, lease or other disposition of the Merchandise by Dealer shall be fully, faithfully and promptly accounted for and remitted by Dealer to Ford to the extent of Dealer's obligation to Ford with respect to the Merchandise. As used in this paragraph 6, (a) "sale in the ordinary course of Dealer's business" shall include only (i) bona fide retail sale to a purchaser for his own use at the fair market value of the Merchandise sold and (ii) an occasional sale of such Merchandise to another dealer at a price not less than Dealer's cost of the Merchandise sold, unless such sale is a part of a plan or scheme to liquidate all or any portion of Dealer's business, and (b) "lease in the ordinary course of Dealer's business" shall include only a bona fide lease to a lessee for his own use at a fair rental value of the Merchandise leased.

7. Risk of Loss and Insurance Requirements

The Merchandise shall be at Dealer's sole risk of any loss or damage to the same, except to the extent of any insurance proceeds actually received by Ford with respect thereto under insurance obtained by Ford. Dealer shall indemnify Ford against all claims for injury or damage to persons or property caused by the use, operation or holding of the Merchandise, and, if requested to do so by Ford maintain at its own expense liability insurance in connection therewith in such form and amounts as Ford may reasonably require from time to time. In addition, Dealer shall insure each item of the Merchandise that is or may be used for demonstration or operated for any other purpose against loss due to collision, subject in each case to the deductible amounts and limitations specified by Ford.

If Dealer fails to furnish acceptable evidence of any insurance required hereunder, Ford may, but shall not be required to, obtain such insurance at Dealer's expense.

8. Credits

All funds or other property belonging to Ford and received by Dealer shall be remitted to Ford pursuant hereto. Ford, at all times, shall have a right to offset and apply any and all credits, monies or properties of Dealer in Ford's possession or control against any obligation of Dealer to Ford.

9. Information Concerning Dealer

To induce Ford to sell merchandise on an installment basis, Dealer has submitted information concerning its business organization and financial condition, and certifies that the same is complete, true and correct in all respects and that the financial information contained therein and any that may be furnished to Ford from time to time hereafter does and shall fairly present the financial condition of Dealer in accordance with generally accepted accounting principles applied on a consistent basis. Dealer agrees to notify Ford promptly of any material change in its business organization or financial condition or in any information relating thereto previously furnished to Ford. Dealer acknowledges and intends that Ford shall rely, and shall have the right to rely, on such information in extending and continuing to extend financing accommodations to Dealer. Dealer hereby authorizes Ford from time to time and at all reasonable times to examine, appraise and verify the existence and condition of all Merchandise, documents, commercial or other paper and other property in which Ford has or has had any title, title retention, lien, security or other interest, and all of Dealer's books and records in any way relating to its business.

10. Default

The following shall constitute an Event of Default hereunder:

(a) Dealer shall fail to promptly pay any amount now or hereafter owning to Ford or its assignee hereunder or under any other agreement as and when the same shall become due and payable, or

(b) Dealer shall fairly to duly observe or perform any other obligation secured hereby, or

(c) any representation made by Dealer to Ford shall prove to have been false or misleading in any material respect as of the date on which the same was made, or

(d) a proceeding in bankruptcy, insolvency or receivership shall be instituted by or against Dealer or Dealer's property.

Upon the occurrence of an Event of Default Ford may accelerate, and declare immediately due and payable, all or any part of the unpaid balance of all Contracts made hereunder together with accrued interest and flat charges, without notice to anyone. In addition, Ford may take immediate possession of all property in which it has a security interest hereunder, without demand or other notice and without legal process. For this purpose and in furtherance thereof if Ford so requests, Dealer shall assemble such property and make it available to Ford at a reasonably convenient place designated by Ford, and Ford shall have the right, and Dealer hereby authorizes and empowers Ford, its agents or representatives, to enter upon the premises wherever such property may be and remove same. In the event Ford acquires possession of such property or any portion thereof, as hereinbefore provided, Ford may, in its sole discretion (i) sell the same, or any portion thereof, after five days' written notice, at public or private sale for the account of Dealer, (ii) declare this agreement, all wholesale transactions and Dealer's obligations in connection therewith to be terminated and cancelled and retain any sums of money that may have been paid by dealer in connection therewith, and (iii) enforce any other remedy that Ford may have under applicable law. Dealer agrees that the sale of any new and unused repossessed property to the manufacturer, distributor or seller thereof, or to any person designated by such manufacturer, distributor or seller, at the invoice cost thereof to Dealer less any credits granted to Dealer with respect thereto and reasonable costs of transportation and reconditioning, shall be deemed to be a commercially reasonable means of disposing of the same. Dealer further agrees that if Ford shall solicit bids from three or more other dealers in the type of property repossessed by Ford hereunder, any sale by Ford of such property in bulk or in parcels to the bidder submitting the highest cash bid therefor also shall be deemed to be a commercially reasonable means of disposing of the same. Dealer understands and agrees, however, that such means of disposal shall not be exclusive and that Ford shall have the right to dispose of any property repossessed hereunder by any commercially reasonable means. Dealer agrees to pay reasonable attorneys' fees and legal expenses incurred by Ford in connection with the repossession and sale of any such property. Ford's remedies hereunder are cumulative and may be enforced successively or concurrently.

11. General

Dealer waives the benefit of all homestead and exemption laws and agrees that the acceptance by Ford of any payment after it may have become due or the waiver by Ford of any other default shall not be deemed to alter or affect Dealer's obligations or Ford's right with respect to any subsequent payment or default.

Neither this agreement, nor any other agreement between Dealer and Ford nor any funds payable by Ford to Dealer, shall be assigned by Dealer without the express prior written consent of Ford in each case.

Any provision hereof prohibited by any applicable law shall be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof. Except as herein provided, no modification hereof may be made except by a written instrument duly executed by, or pursuant to the express written authority of, an exclusive officer of Ford.

Dealer shall execute and deliver to Ford promissory notes or other evidences of Dealer's indebtedness hereunder, security agreements, trust receipts, chattel mortgages or other security instruments and any other documents which Ford may reasonably request to confirm Dealer's obligations to Ford and to confirm Ford's security interest in the Merchandise covered by Contracts or in any other property as provided hereunder, and in such event the terms and conditions hereof shall be deemed to be incorporated therein. Ford's security or other interest in any Merchandise shall not be impaired by the delivery to Dealer of Merchandise or of bills of lading, certificates of origin, invoices or other documents pertaining thereto or by the payment by Dealer of any curtailment, security or other deposit or portion of the amount financed. The execution by Dealer or on Dealer's behalf of any document for the amount of any credit extended shall be deemed evidence of Dealer's obligation and not payment thereof. Ford may, for and in the name of Dealer, endorse and assign any obligation transferred to Ford by Dealer and any check or other medium of payment intended to apply upon such obligation. Ford may complete any blank space and fill in omitted information on any document or paper furnished to it by Dealer.

Unless the context otherwise clearly requires, the terms used herein shall be given the same meaning as ascribed to them under the provisions of the Uniform Commercial Code. Section headings are inserted for convenience only and shall not affect any construction or interpretation of this agreement.

It is Ford's intention to assign Contracts from time to time to the person designated as the assignee in such Contract. Upon the assignment of Contract by Ford, the assignee shall have all of the rights of Ford hereunder with respect to such Contract and the Merchandise covered thereby.

This agreement shall be interpreted in accordance with the laws of the state of the Dealer's place of business set out above.

12. Acceptance and Termination

Dealer waives notice of Ford's acceptance of this Agreement and agrees that it shall be deemed accepted by Ford at the time Ford shall first sell Merchandise to Dealer on an installment basis. This agreement shall be binding on Dealer and Ford and their respective successors and assignees from the date thereof until terminated by receipt of a written notice by either party from the other, except that any such termination shall not relieve either party from any obligation incurred prior to the effective date thereof.


Witness or Attest:                        SHAKERS, INC.
                                          -----------------------------------
                                          (DEALER'S EXACT BUSINESS NAME)


Secretary /s/ [Rose Shaker]               By: /s/ [Signature] Title President
-------------------------------           -------------------     -----------

            POWER OF ATTORNEY FOR WHOLESALE INSTALLMENT SALE CONTRACT

KNOW ALL MEN BY THESE PRESENTS: That the undersigned dealer does hereby make, constitute and appoint James A. Courter, David N. McCammon, and Alexander J. Trotman, all of Dearborn, Michigan and each of them and any other officer or employee of Ford Motor Company, a Delaware corporation in Dearborn, Michigan, its true and lawful attorneys with full power of substitution, for and in its name, stead and behalf, to prepare, make, execute, acknowledge and deliver to Ford Motor Company from time to time installment sale contracts and other title retention or security instruments necessary or appropriate in connection with the installment sale by Ford Motor Company of merchandise to the undersigned dealer and generally to perform all acts and to do all things necessary or appropriate in discharge of the power hereby conferred, including the making of affidavits and the acknowledging of instruments, as fully done by the undersigned dealer, and each of the said attorneys hereby is further authorized and empowered in the discharge of the power hereby conferred to execute any instruments by means of either a manual, imprinted or other facsimile signature or by completing a printed form to which an imprinted or other facsimile signature is then affixed.

This Power of Attorney is executed by the undersigned dealer to induce Ford Motor Company to sell on an installment basis merchandise to be acquired by the undersigned dealer and recognizes that documents evidencing such sales are produced at places other than the undersigned dealer's place of business, and that it is impractical for the undersigned dealer to execute the installment sale contract and other title retention or security instruments necessary or appropriate in connection with such sales without unduly delaying the delivery of such merchandise to the undersigned dealer. Accordingly, this Power of Attorney may be revoked by the undersigned dealer only by notice in writing addressed to Ford Motor Company, Dearborn, Michigan by registered mail, return receipt requested, stating an effective date on or after the receipt thereof by Ford Motor Company.

Dated this 28 day of November, 1990


Witness or Attest:                        SHAKERS, INC.
                                          -----------------------------------
                                          (DEALER'S EXACT BUSINESS NAME)

Secretary /s/ [Rose Shaker]               By: /s/ [Signature] Title President
-------------------------------           -------------------     -----------


State of Connecticut
                        ss.
County of New Haven

On this 28 day of November, 1990, before me, the undersigned Notary Public, personally appeared Edward Shaker (PERSON SIGNING FOR DEALER) who acknowledged himself to be the President (TITLE) of Shakers, Inc. (DEALER'S NAME), the grantor of the foregoing Power of Attorney, and that he, being authorized so to do, executed the foregoing Power of Attorney for the purposes therein contained, by signing the name of the said grantor by himself in the capacity indicated.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ [Richard Shaker]
----------------------------------
NOTARY PUBLIC
                                                NOTARY'S
My commission expires March 31, 1991            SEAL


               CERTIFIED COPY OF RESOLUTION OF BOARD OF DIRECTORS

The undersigned hereby certifies that he is the Secretary of SHAKERS, INC. (DEALER'S EXACT CORPORATE NAME) of 135 SOUTH MAIN STREET WATERBURY, CT. 06706 (DEALER'S ADDRESS) and that the following is a true, correct and complete copy of resolutions adopted by the board of directors of the said corporation at a meeting duly called and held on [ILLEGIBLE], 19[ILLEGIBLE], at which a quorum was present and voting, and that said resolutions are unchanged and are now in full force and effect.

RESOLVED, That the officers of this corporation be, and each hereby is, authorized and empowered to execute and deliver on behalf of this corporation the Wholesale Installment Sale and Security Agreement to Ford Motor Company of Dearborn, Michigan in such form and upon such terms and conditions as the said Ford Motor Company may require, and to execute and deliver from time to time Installment Sale Contracts, promissory notes or other evidences of indebtedness, bearing such rate of interest as the said Ford Motor Company or its assignee may require from time to time, and trust receipts, chattel mortgages and other title retention or security instrumentS as, and in such form as, the said Ford Motor Company or its assignee may require, evidencing any financing extended by the said Ford Motor Company or its assignee to this corporation under the terms of the Installment Sale Contract.

FURTHER RESOLVED, That James A. Courter, David N. McCammon, and Alexander J. Trotman, all of Dearborn, Michigan, and each of them and any other officer or employee of the said Ford Motor Company be and each of them hereby is constituted and appointed an attorney-in-fact of this corporation for the purposes set forth in the Power of Attorney presented to this board of directors this date, with full power of substitution, and the officers of this corporation are, and each of them hereby is, authorized and empowered to execute a formal Power of Attorney in such form.

FURTHER RESOLVED, That the officers of this corporation be, and each hereby is, authorized and empowered to do all other things and to execute all other instruments and documents necessary or appropriate in the premises.

IN WITNESS WHEREOF I have hereunto set my hand and affixed the corporate seal of the said corporation this 20th day of November, 19__.

Secretary /s/ [Rose Shaker]
------------------------------------
SECRETARY                                 CORPORATE
                                          SEAL

                                   [LOGO] FORD
                                   AUTOMOTIVE
                            INSTALLMENT SALE CONTRACT

The Dealer identified below ("Dealer") hereby purchases the merchandise described below (the "Merchandise") from Ford Motor Company ("Ford"), as of the purchase date set forth below (the "Purchase Date"), on a deferred payment basis for the purchase price set forth below (the "Purchase Price"), subject to the terms and conditions set forth HEREIN.

1. Ford shall have a purchase money security interest in each item of the Merchandise and in the proceeds, in whatever form, of any sale or other disposition thereof, until the Purchase Price, together with all interest and other charges relating to the financing of the Merchandise, have been fully paid.

2. Dealer promises to pay the Purchase Price for each item of the Merchandise to Ford in two installments of principal, as follows:

            (a) the first installment of principal shall be in an amount equal to 90% of the Purchase Price and shall be payable on the first day of the third month following the month of the Purchase Date for the item of the Merchandise; and

            (b) the second installment of principal shall be in an amount equal to 10% of the Purchase Price and shall be payable on the first day of the fifth month following the month of the Purchase Date for the item of the Merchandise.

      Notwithstanding the foregoing, the first installment shall be payable no later than the date on which such item is sold, leased or placed in use by Dealer and the second installment of principal shall be payable no later than the first day of the second month following the month in which such sale, lease or use date occurs.

3. Dealer also promises to pay, upon demand, interest on the unpaid balance of the Purchase Price and service and insurance flat charges with respect to the Merchandise at the rates and charges, respectively, established by Ford or its assignee hereof from time to time for Dealer.

4. Ford, in its sole discretion, may extend the first installment of principal due hereunder with respect to any item of the Merchandise on a month-to-month basis, and the failure of Ford to demand the same when due shall be deemed to be a one month extension of such installment. Any extension of the first installment of principal to the first day of a succeeding month shall automatically extend the due date for the second installment to the first day of the second month following the extended due date for the first installment. Any such extension, however, shall not obligate Ford to grant an extension in the future or waive its right to demand payment when due, and nothing herein shall be deemed a waiver of Dealer's obligation, hereby confirmed, to pay the first installment of principal on the date on which the item of the Merchandise is sold, leased or placed in use by Dealer and the second installment of principal on the first day of the second month following the month in which the item of the Merchandise is sold, leased or placed in use by Dealer notwithstanding that demand therefore has not been made.

5. Dealer and Ford agree that all the provisions of the "Wholesale Installment Sales and Security Agreement" between Dealer and Ford are incorporated herein by reference.

6. Ford may assign this Installment Sale Contract. If a financial institution is identified below as the "Assignee of Contract", Ford, for value received, hereby sells, assigns and transfers such financial institution, without recourse, all of Ford's right, title and interest in and to this Contract and the Merchandise covered hereby.

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VEHICLE IDENTIFICATION NUMBER  YEAR  MAKE  SERIES  BODY    PURCHASE  PURCHASE
                                                   STYLE     PRICE     DATE
(1)                            (2)   (3)    (4)     (5)       (6)       (7)
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                                          Ford Motor Company



By:                                       By:
      ---------------------------               -----------------------------
            ATTORNEY-IN-FACT

Assignee of Contract:
                        -----------------------------------------------------